UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 20, 2016 (December 20, 2016)

ALLERGAN PLC

(Exact name of registrant as specified in its charter)

Ireland	001-36867	98-1114402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Clonshaugh Business and Technology Park

Coolock, Dublin, D17 E400, Ireland

(Address of Principal Executive Offices)

(862) 261-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 20, 2016, Allergan plc (“Allergan”) and Acelity L.P. Inc. (“Acelity”) issued a joint press release announcing the execution of a Stock Purchase Agreement (the “Purchase Agreement”), dated December 20, 2016, by and among Allergan Holdco US, Inc. (“Allergan US”), a Delaware corporation and a wholly owned subsidiary of Allergan, LifeCell Corporation (“LifeCell”), a Delaware corporation and a wholly owned subsidiary of Acelity, and, solely for purposes of Section 4.20 of the Purchase Agreement, Warner Chilcott Limited, a Bermuda company. Pursuant to the Purchase Agreement, Acelity will sell to Allergan US, and Allergan US will purchase for cash from Acelity, all of the outstanding shares of common stock of LifeCell. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Joint Press Release dated December 20, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allergan plc

Date: December 20, 2016	By:	/s/ A. Robert D. Bailey
	Name:	A. Robert D. Bailey
	Title:	Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Press Release dated December 20, 2016.